[GRAPHIC]	Annual Report December 31, 1999

Lexington Global and Domestic No-Load Mutual Funds

[GRAPHIC]	LEXINGTON
GROWTH AND INCOME
FUND, INC.

Investment Objective: Long-term Capital
Appreciation

Lexington Funds
Providing Global SolutionsSM	[LOGO] LEXINGTONSM

Dear Shareholders:

            The Lexington Growth and Income Fund appreciated 15.54%* for the year ended December 31, 1999. This compares to a 22.45% return for the average multi-cap core fund monitored by Lipper, Inc. during this period. While we are disappointed with the below average return of the Fund, the first in the past four years, we are encouraged by the improved performance in the final quarter of the year, when the Fund’s 18.44%* return exceeded the average for the Lipper group which was 17.95%.

            Stocks turned in another record performance in 1999, with the unmanaged Standard & Poors 500 Index returning 21.04%, a record breaking fifth consecutive year of 20% plus returns. Most notable in that performance was how narrow it was. Only thirty of the 500 stocks in that Index contributed all the year’s return, with nearly half the stocks actually down for the year. This enthusiasm for only a few stocks has raised their valuation to lofty levels, with a concomitant increase in risk. At the same time this has created opportunities in many of the other stocks that have been ignored by investors.

            In selecting stocks for the Fund, we focus on three key characteristics: strong earnings and price momentum, well managed companies with solid market positions, and attractive relative valuation. This last factor has caused us the most difficulty this past year and resulted in a subpar performance. Our adherence to a valuation discipline has caused us to miss some successful stocks as well as keep under control the portfolio’s exposure to several richly valued stocks as their price soared. While penalizing returns in the near term we believe this attention to controlling risk will enhance long term returns.

            Looking forward, the environment for stocks continues quite favorable. World economic growth is accelerating and is now being shared by virtually all regions. The U.S. economy has defied the Federal Reserve’s attempts to use higher interest rates to slow the rate of growth. Despite three interest rate hikes, GDP growth is still running at 4-5%, well above the Fed’s target and apparent comfort zone. We believe the Federal Reserve will be forced to raise rates more aggressively in 2000 and that will put pressure on stocks, particularly those that are so richly valued. However, strong worldwide growth improves the outlook for corporate earnings thus supporting stock values. Putting these two divergent forces together suggests to us an environment leading to a more modest potential return for stocks than the recent past, but the opportunity for more stocks to participate.

            Risks to this scenario, in our view, come from two opposite directions. One would be that the Federal Reserve and other Central Banks do not act to slow world growth resulting in economic boom conditions and runaway inflation. On the other side is the prospect of the Central Banks acting too aggressively to slow growth leading to a recession. We prefer to believe the middle ground will be achieved, with higher than normal growth coexisting with lower than normal inflation, the result of the deflationary implications of the expanding application of technology to a variety of businesses.

            Reflecting this outlook, we have been adding to the portfolio’s exposure in the basic materials and capital goods sectors where earnings growth should benefit from the resurgent world economy and valuations are most attractive. The funds to do this with have come from paring back positions in some of the most expensive stocks in the portfolio, most notably some of the technology holdings that have been big winners and eliminating some poorly performing issues. We are confident this will restore above average performance to your Fund.

             We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ ALAN H. WAPNICK Alan H. Wapnick Portfolio Manager February, 2000	/s/ ROBERT M. DEMICHELE Robert M. DeMichele President February, 2000

     Comparison of change in value of a $10,000 investment in
            Lexington Growth and Income Fund, Inc. and
      the unmanaged Standard & Poor's 500 Stock Price Index

                       [LINE GRAPH]

---------------------------------------------------------------------
                    Lexington      Standard & Poor's
                   Growth and          500 Stock
Date            Income Fund        Price Index
---------------------------------------------------------------------
 12/31/89      $10,000            $10,000
 12/31/90             $8,973      $9,690
 12/31/91            $11,205          $12,636
 12/31/92            $12,590     $13,597
 12/31/93            $14,254     $14,965
 12/31/94            $13,811          $15,161
 12/31/95            $16,928      $20,851
 12/31/96            $21,406          $25,641
 12/31/97            $27,904     $34,197
 12/31/98            $33,880      $44,019
 12/31/99            $39,145          $53,280
---------------------------------------------------------------------
               Average Annual Standard Total Returns
                  for the Period Ending 12/31/9
---------------------------------------------------------------------
Annualized Returns Lexington Growth  Standard & Poor's 500
                        and Income Fund          Stock Price Index
      1 YR                  15.54%                      21.04%
      5 YR             23.17%                      28.56%
      10 YR                 14.62%                      18.21%
---------------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a
$10,000 investment in the Fund with a similar investment in the unmanaged Standard & Poor's 500 Stock Price Index.
Results for the Fund and the Standard and Poor's Stock Index
include the reinvestment of all dividend and capital gain
distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

*
15.54%, 23.17% and 14.62% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1999. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. There is no guarantee the Fund can achieve its objective.

              Lexington Growth and Income Fund, Inc.
            Portfolio Summary as of December 31, 1999

                [PIE CHART]

Asset Allocation

Common Stocks                                        100.0%

     [BAR GRAPH]

Top Sector Holdings
Electrical & Electronics              20.7%
Telecommunications          13.8%
Financial Services            12.1%
Energy Sources                      9.8%
Consumer Nondurable Goods     6.7%

Lexington Growth and Income Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Number of Shares	Security	Value (Note 1)

	COMMON STOCKS: 100.8%

	Autos Trucks & Parts: 1.7%
79,000	Ford Motor Company	$ 4,221,562

	Banking: 1.2%
75,200	Wells Fargo Company	3,040,900

	Capital Equipment: 6.0%
72,300	Ingersoll-Rand Company	3,981,019
43,400	Intel Corporation	3,571,006
66,900	Microsoft Corporation [1]	7,808,484

		15,360,509

	Chemicals: 1.9%
35,900	Dow Chemical Company	4,797,137

	Consumer Durable Goods: 3.7%
85,100	EMC Corporation [1]	9,297,175

	Consumer Nondurable Goods: 6.7%
69,500	Anheuser-Busch Companies, Inc.	4,925,812
61,700	Colgate-Palmolive, Company	4,010,500
50,700	Johnson and Johnson	4,721,437
120,000	The Walt Disney Company	3,510,000

		17,167,749

	Diversified Manufacturing: 1.4%
148,000	The Dial Corporation	3,598,250

	Electrical & Electronics: 20.7%
94,400	Analog Devices, Inc. [1]	8,779,200
72,000	Cisco Systems, Inc. [1]	7,710,750
170,000	J.D. Edwards & Company [1]	5,084,062
53,200	Motorola, Inc.	7,833,700
103,400	Network Appliance, Inc. [1]	8,585,431
63,000	Solectron Corporation [1]	5,992,875
111,600	Sun Microsystems, Inc. [1]	8,638,537

		52,624,555

	Energy Sources: 9.8%
108,200	Burlington Resources, Inc.	3,577,363
136,000	Conoco, Inc. “A ”	3,366,000
110,400	Enron Corporation	4,899,000
288,300	R&B Falcon Corporation [1]	3,819,975
64,000	Schlumberger, Ltd.	3,600,000
97,600	Texaco, Inc.	5,300,900
12,390	Transocean Sedco Forex, Ltd.	417,402

		24,980,640

	Ferrous Metals: 2.3%
143,000	Alcan Aluminium, Ltd.	5,889,813

	Financial Services: 12.1%
91,200	Federal National Mortgage Association	5,694,300
194,600	Foremost Corporation of America	5,521,775
97,800	Golden West Financial Corporation	3,276,300
106,200	Lincoln National Corporation	4,248,000
53,800	Morgan Stanley Dean Witter and Company	7,679,950
Number of Shares or Principal Amount	Security	Value (Note 1)

	Financial Services (continued):
82,700	XL Capital, Ltd. “A ”	$ 4,290,063

		30,710,388

	Health & Personal Care: 3.5%
154,000	Medtronic, Inc.	5,611,375
50,000	Merck & Company, Inc.	3,353,125

		8,964,500

	Materials: 5.2%
365,000	Bethlehem Steel Corporation [1]	3,056,875
109,000	International Paper Company	6,151,688
94,900	Martin Marietta Materials, Inc.	3,890,900

		13,099,463

	Medical Products & Supplies: 1.6%
61,100	Bausch & Lomb, Inc.	4,181,531

	Merchandising: 6.3%
74,700	Costco Companies, Inc. [1]	6,814,041
136,050	The Home Depot, Inc.	9,327,928

		16,141,969

	Services: 2.9%
86,000	CBS Corporation [1]	5,498,625
11,700	Internet Capital Group, Inc. [1]	1,987,903

		7,486,528

	Telecommunications: 13.8%
86,100	American Telephone & Telegraph Corporation	4,369,575
179,000	Comcast Corporation	9,045,094
91,800	Lucent Technologies, Inc.	6,867,788
65,350	Marsh & McLennan Companies, Inc.	6,253,178
78,000	MCI WorldCom, Inc. [1]	4,136,438
42,600	Nextel Communications, Inc. [1]	4,391,794

		35,063,867

	TOTAL COMMON STOCKS (cost $180,103,186)	256,626,536

	SHORT-TERM INVESTMENT: 0.8%

	U.S. Government Obligation: 0.8%
$2,000,000	U.S. Treasury Bills, 5.57%, due 06/22/00 (cost $1,948,581)	1,948,035

	TOTAL INVESTMENTS: 101.6% (cost $182,051,767†) (Note 1)	258,574,571

	Liabilities in excess of other assets: (1.6)%	(4,042,832)

	TOTAL NET ASSETS: 100.0% (equivalent to $22.38 per share on 11,370,926 shares outstanding)	$254,531,739

[1]	Non-income producing security.

†	Aggregate cost for Federal income tax purposes is $183,234,496.
The Notes to Financial Statements are an integral part of this statement.
4

Lexington Growth & Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 1999

Assets

Investments, at value (cost $182,051,767) (Note 1)	$258,574,571

Cash	1,079,595

Receivable for shares sold	44,179

Dividends and interest receivable	126,120

Total Assets	259,824,465

Liabilities

Due to Lexington Management Corporation (Note 2)	128,972

Payable for shares redeemed	1,155,292

Distributions payable	3,834,580

Accrued expenses	173,882

Total Liabilities	5,292,726

Net Assets (equivalent to $22.38 per share on 11,370,926 shares outstanding) (Note 4)	$254,531,739

Net Assets consist of:

Capital stock — authorized 1,000,000,000 shares, $.001 par value per share	$ 11,371

Additional paid-in-capital	174,333,878

Undistributed net investment income (Note 1)	20,808

Accumulated net realized gain on investments (Note 1)	3,642,878

Unrealized appreciation of investments	76,522,804

Total Net Assets	$254,531,739

Lexington Growth & Income Fund, Inc.
Statement of Operations
Year ended December 31, 1999

Investment Income

Dividends	$2,594,188
Interest	273,837

	2,868,025
Less: foreign tax expense	81,434

Total investment income		$ 2,786,591

Expenses

Investment advisory fee (Note 2)	1,498,729
Transfer agent and shareholder servicing expenses (Note 2)	253,350
Accounting expenses (Note 2)	196,429
Distribution expenses (Note 3)	102,040
Printing and mailing expenses	50,775
Professional fees	41,930
Custodian expenses	29,226
Computer processing fees	22,884
Registration fees	18,481
Directors ’ fees and expenses	16,572
Other expenses	50,216

Total expenses		2,280,632

Net investment income		505,959

Realized and Unrealized Gain on Investments (Note 5)

Net realized gain on investments	32,933,595
Net change in unrealized appreciation of investments	1,831,121

Net realized and unrealized gain		34,764,716

Increase in Net Assets Resulting from Operations		$35,270,675

The Notes to Financial Statements are an integral part of these statements.
5

Lexington Growth and Income Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1999 and 1998

	1999	1998
Operations:
Net investment income	$ 505,959	$ 137,047
Net realized gain from investment transactions	32,933,595	25,439,329
Net change in unrealized appreciation of investments	1,831,121	20,019,331

Net increase in net assets resulting from operations	35,270,675	45,595,707

Distributions to Shareholders: (Note 1)
Distributions to shareholders from net investment income	(481,857)	(13,349)
Distributions to shareholders from net realized gains from security transactions	(29,652,698)	(27,112,974)

Decrease in net assets from distributions	(30,134,555)	(27,126,323)

Capital Share Transactions: (Note 4)
Proceeds from sale of shares	24,331,505	18,202,069
Reinvested dividends	26,237,461	23,855,594
Cost of shares redeemed	(46,963,108)	(42,774,450)

Net increase (decrease) in net assets from capital share transactions	3,605,858	(716,787)

Net increase in net assets	8,741,978	17,752,597

Net Assets:
Beginning of period	245,789,761	228,037,164

End of period (including undistributed net investment income of $20,808 and $0, in 1999 and 1998, respectively) (Note 1)	$254,531,739	$245,789,761

The Notes to Financial Statements are an integral part of these statements.
Lexington Growth and Income Fund, Inc.
Notes to Financial Statements
Years ended December 31, 1999 and 1998

1. Significant Accounting Policies

Lexington Growth and Income Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is long-term appreciation of capital. Income is a secondary objective. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

             Investments    Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund’s Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

            Federal Income Taxes    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

             Distributions    Dividends from net investment income are normally declared and paid semi-annually and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

            Use of Estimates    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ( “LMC”) at an annual rate of 0.75% of the Fund’s average daily net assets up to $100 million and in decreasing stages to 0.40% of average daily net assets in excess of $250 million. For 1999, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, 12B-1 fees and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund ’s average net assets. No reimbursement was required for the year ended December 31, 1999.
Lexington Growth and Income Fund, Inc.
Notes to Financial Statements
Years ended December 31, 1999 and 1998 (continued)

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $407,987 which are incurred by the Fund, but paid by LMC.

3. Distribution Plan

The Fund has a Distribution Plan (the “Plan”) which allows payments to finance activities associated with the distribution of the Fund’s shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. (“LFD”), the Fund’s distributor, in amounts not exceeding 0.25% per annum of the Fund’s average daily net assets. Total distribution expenses for the year ended December 31, 1999 were $102,040 and are set forth in the statement of operations.

4. Capital Stock

Transactions in capital stock were as follows:

	Year ended
	December 31, 1999		December 31, 1998
	Shares	Amount	Shares	Amount
Shares sold	1,074,232	$24,331,505	840,489	$18,202,069
Shares issued on reinvestment of dividends	1,181,529	26,237,461	1,097,314	23,855,594

	2,255,761	50,568,966	1,937,803	42,057,663
Shares redeemed	(2,103,059)	(46,963,108)	(1,967,968)	(42,774,450)

Net increase (decrease)	152,702	$ 3,605,858	(30,165)	$ (716,787)

5. Investment Transactions

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities, were $200,114,671 and $222,751,898, respectively.

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $83,127,845 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $7,787,770.

6. Investment and Concentration Risks

The Fund’s ability to invest in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
Lexington Growth and Income Fund, Inc.
Notes to Financial Statements
Years ended December 31, 1999 and 1998 (continued)

7. Taxation Information (unaudited)

The following tax information represents the designation of various tax benefits relating to the year ended
December 31, 1999:

The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the year ended December 31, 1999, is 100%.

The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

U.S. Treasury	1.76%
Federal Home Loan Bank	5.41
Federal Home Loan Mortgage Corporation	2.14
Federal National Mortgage Association	0.21

The Fund designates $29,652,698, whether taken as shares or cash, as 20% long-term capital gain distributions.

Lexington Growth & Income Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

	Year ended December 31,
	1999	1998	1997	1996	1995
Net asset value, beginning of period	$21.91	$20.27	$18.56	$15.71	$14.36

Income from investment operations:
Net investment income	0.05	—	0.05	0.07	0.22
Net realized and unrealized gain on investments	3.33	4.30	5.46	4.08	3.00

Total income from investment operations	3.38	4.30	5.51	4.15	3.22

Less distributions:
Dividends from net investment income	(0.05)	—	(0.07)	(0.13)	(0.22)
Distributions from net realized gains	(2.86)	(2.66)	(3.73)	(1.17)	(1.65)

Total distributions	(2.91)	(2.66)	(3.80)	(1.30)	(1.87)

Net asset value, end of period	$22.38	$21.91	$20.27	$18.56	$15.71

Total return	15.54%	21.42%	30.36%	26.46%	22.57%

Ratio to average net assets:
Expenses	0.95%	1.16%	1.17%	1.13%	1.09%
Net investment income	0.21%	0.06%	0.21%	0.43%	1.38%
Portfolio turnover rate	86.31%	63.20%	88.15%	101.12%	159.94%
Net assets, end of period (000 ’s omitted)	$254,532	$245,790	$228,037	$200,309	$138,901

Independent Auditors’ Report

The Board of Directors and Shareholders
Lexington Growth & Income Fund, Inc.:

         We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Growth & Income Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Growth & Income Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 7, 2000

Lexington®

Mutual Funds

Global • International

Lexington Global Corporate Leaders Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of blue chip securities domiciled in foreign countries and the U.S. that represent "corporate leaders" in their respective industries.

Lexington International Fund seeks long-term growth of capital through investment in common stocks of companies domiciled in foreign countries.

Lexington Worldwide Emerging Markets Fund seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Troika Dialog Russia Fund seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies.

Lexington Small Cap Asia Growth Fund seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington Global Technology Fund seeks long-term growth of capital. The Fund is designed to provide investors with a simple way to invest in technology and information infrastructure companies located throughout the world.

Lexington Global Income Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Domestic •

Lexington Corporate Leaders Trust Fund seeks long-term capital growth and income. Portfolio assets are invested primarily in an equal number of shares of an established list of American "blue- chip" corporations.

Lexington Growth and Income Fund seeks long-term appreciation of capital through investment in the common stocks of large, ably managed and well financed companies.

Lexington GNMA Income Fund seeks a high level of current monthly income through investment in mortgage-backed GNMA Certificates that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

Lexington Money Market Trust seeks current income from short-term investments as is consistent with preservation of capital and liquidity.

Precious Metals •

Lexington Goldfund seeks capital appreciation by providing a careful mix of gold bullion and gold mining shares with assets diversified throughout the world.

Lexington Silver Fund seeks long-term growth of capital by investing in established silver-related companies throughout the world.

Lexington website • www.lexingtonfunds.com
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LEXINGTON GROWTH AND INCOME FUND, INC.

Investment Adviser
Lexington Management Corporation
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

Distributor
Lexington Funds Distributor, Inc.
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

www.lexingtonfunds.com

All Shareholder requests for services of
any kind should be sent to:

Transfer Agent
State Street Bank and Trust Company
c/o National Financial Data Services
330 West Ninth Street
Kansas City, Missouri 64105

Or call Lexington Shareholder
Services at: 1-800-526-0056

LEXLINE 800-526-0052

24-hour toll-free telephone access
to your Lexington Fund account(s)
where you can obtain the
following:

  Price/Yield
  Account Balances
  Exchanges
  Last Transactions
  Total Return
  Duplicate Statements

This report has been prepared for the information of the shareholders of Lexington Growth and Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX279/280/281-AR12/99

The Lexington Funds Park 80 West - Plaza Two Saddle Brook, New Jersey 07663	PRSRT STD U.S. Postage Paid Lexington Management Corp